                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     RBS Partners, L.P.
                                       Its:    General Partner

                                       By:     ESL Investments, Inc.
                                       Its:    General Partner

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

2.   SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     RBS Partners, L.P.
                                       Its:    General Partner

                                       By:     ESL Investments, Inc.
                                       Its:    General Partner

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

3.   SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     RBS Partners, L.P.
                                       Its:    General Partner

                                       By:     ESL Investments, Inc.
                                       Its:    General Partner

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

4.   RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     ESL Investments, Inc.
                                       Its:    General Partner

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

5.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     RBS Investment Management, L.L.C.
                                       Its:    General Partner

                                       By:     ESL Investments, Inc.
                                       Its:    Manager

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

6.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     ESL Investments, Inc.
                                       Its:    Manager

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

7.   CRK PARTNERS, LLC

Item                                   Information

Name:                                  CRK Partners, LLC

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:     ESL Investments, Inc.
                                       Its:    Sole Member

                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014

8.   ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      October 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                       Name:   Edward S. Lampert
                                       Title:  Chief Executive Officer
                                       Date:   November 4, 2014